Exhibit 99.1

LEADING INDEPENDENT ADVISORY FIRM ISS RECOMMENDS IN FAVOUR OF THE ARRANGEMENT

INVOLVING PATHEON INC.

TORONTO, February 25, 2014 /CNW/—Patheon Inc. (TSX:PTI) (“Patheon” or the “Company”) announces that Institutional Shareholder Services Inc. (“ISS”), a leading independent proxy advisory firm that provides advice and voting recommendations to shareholders, has published a report recommending that its subscribers vote “FOR” the resolution approving the statutory plan of arrangement under the Canada Business Corporations Act (the “Arrangement”) that would effect a going private transaction for Patheon. On the closing of the proposed Arrangement, which was originally announced on November 19, 2013, JLL/Delta Patheon Holdings, L.P. (“Newco”) will acquire, directly or indirectly, all of the restricted voting shares of Patheon at a cash price of US$9.32 per restricted voting share. Newco is sponsored by an entity controlled by JLL Partners, Inc. and Koninklijke DSM N.V.

The ISS report points to, among other things, the substantial premium minority shareholders will receive for their restricted voting shares and the favourable market reaction to the proposed Arrangement, in concluding that minority shareholders should support the transaction.

ISS further recommended voting in favour on the resolution approving, on an advisory (non-binding) basis, specified compensation that may become payable to named executive officers of Patheon in connection with the Arrangement.

Patheon also announces that all merger control approvals that the parties have determined are required in connection with the Arrangement, including the approval of the Federal Competition Commission in Mexico, have been obtained.

The implementation of the Arrangement remains subject to approval by a majority of the votes cast by holders of restricted voting shares (“Shareholders”) other than affiliates of JLL Partners, Inc. (the “JLL Entities”) and certain officers of Patheon (the “Minority Vote”) at the upcoming special meeting of Shareholders, in addition to approval by 66 2⁄3% of the votes cast by all Shareholders. The Arrangement also remains subject to the approval of the Ontario Superior Court of Justice and the satisfaction or waiver of certain conditions contemplated by the arrangement agreement dated November 18, 2013 between Patheon and Newco.

Certain JLL Entities and all of the directors and executive officers of Patheon who hold restricted voting shares have entered into voting agreements pursuant to which, among other things, they have agreed to vote their restricted voting shares in favour of the Arrangement. As a result, holders of approximately 66.08% of the restricted voting shares and 20.45% of the restricted voting shares eligible to vote in the Minority Vote have agreed to vote their shares in favour of the Arrangement.

The special meeting of Shareholders to consider, and if deemed advisable, to approve, the Arrangement is scheduled to be held at 9:30 a.m. (Eastern Time) on Thursday, March 6, 2014 at the offices of Dentons Canada LLP, 77 King Street West, Suite 400, Toronto, Ontario, Canada. Shareholders are urged to carefully read the proxy statement and management information circular dated February 4, 2014 (the “Proxy Statement”) that was mailed to them in connection with the transaction. Shareholders are reminded to vote before the proxy cut-off of 5:00 pm (ET) on Tuesday, March 4, 2014.

Shareholders who require assistance in voting their proxy may direct their inquiries to Patheon’s proxy solicitation agent, Georgeson, toll-free in North America at 1-866-656-4121 or internationally by dialing 781-575-2182 collect or by email at askus@georgeson.com.

Permission to quote from the ISS report was neither sought nor obtained.

Additional Information about the Arrangement and Where to Find It

Patheon has filed the Proxy Statement with the United States Securities and Exchange Commission and has delivered the Proxy Statement to its shareholders. The Proxy Statement has also been filed on SEDAR. Investors and security holders of Patheon are urged to read the Proxy Statement and the other relevant materials because such materials contain important information about Patheon, Newco and the proposed transaction.

Patheon and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Patheon in connection with the Arrangement. Additional information regarding the direct and indirect interests of Patheon and its directors and executive officers in the proposed transaction is included in the Proxy Statement.

About Patheon Inc.

Patheon Inc. is a leading provider of contract development and commercial manufacturing services to the global pharmaceutical industry for a full array of solid and sterile dosage forms. Through the company’s recent acquisition of Banner Pharmacaps—a market leader in soft gelatin capsule technology – Patheon now also includes a proprietary products and technology business.

Patheon provides the highest quality products and services to approximately 300 of the world’s leading pharmaceutical and biotechnology companies. The company’s integrated network consists of 15 locations, including 12 commercial contract manufacturing facilities and 9 development centers across North America and Europe. Patheon enables customer products to be launched with confidence anywhere in the world. For more information visit www.patheon.com.

Forward-looking statements:

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian securities laws, including statements regarding the proposed transaction and the holding of the special meeting of Shareholders on March 6, 2014, which forward-looking statements may use forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “believe”, “continue”, “potential”, or the negative thereof or other variations thereof or comparable terminology. Such forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts.

These forward-looking statements reflect beliefs and assumptions which are based on Patheon’s perception of current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Patheon’s beliefs and assumptions may prove to be inaccurate and consequently Patheon’s actual results could differ materially from the expectations set out herein.

While such forward-looking statements are expressed by Patheon, as stated in this release, in good faith and believed by Patheon to have a reasonable basis, they are subject to important risks and uncertainties including, without limitation, risks and uncertainties relating to the transaction and financing thereof, required Shareholder approval and necessary court approvals, the satisfaction or waiver of certain other conditions contemplated by the arrangement agreement dated November 18, 2013 between Patheon and Newco, disruptions resulting from the proposed transaction making it more difficult to maintain business relationships, and changes in applicable laws or regulations, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or may not be completed, and the results or events predicted in these forward-looking statements may differ materially from actual results or events. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Patheon is not affirming or adopting any statements made by any other person in respect of the proposed transaction and expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except in accordance with applicable securities laws or to comment on expectations of, or statements made by any other person in respect of the proposed transaction.

Investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement. Reliance on forward-looking statements is at an investor’s own risk.

Cautionary Statement:

No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

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